UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2012, Causeway Emerging Markets Fund’s Institutional Class returned 22.19% and Investor Class returned 22.02% compared to 19.20% for the MSCI Emerging Markets Index (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 5.40% for the Institutional Class and 5.33% for the Investor Class, compared to 5.06% for the MSCI Emerging Markets Index.

Performance Review

Central banks of developing economies steered monetary policy toward growth rather than against inflation for the period. This easing of liquidity conditions helped drive a rally in emerging markets equities. Every emerging market region posted double digit returns, with the strongest performance coming from Latin America and Eastern Europe. With a renewed appetite for risk, investors poured capital into these regions. India and Turkey were the only large markets that failed to keep pace with their developing market peers. India’s economy faces the lagging effects of monetary tightening, its growth further hampered by political and administrative hurdles. Turkey’s current account deficit, although narrowing, remained a source of concern for investors over the period. Most free floating emerging markets currencies appreciated versus the US dollar for the six months ended March 31, 2012. This currency effect augmented emerging markets’ returns for dollar-based investors.

We use a quantitative investment process to select stocks for the Fund, analyzing both “bottom-up” and “top-down” factors. Our bottom-up criteria, currently 75% of our model weight, place considerable emphasis on a company’s specific valuation characteristics and factors indicating superior earnings growth. Our top-down criteria evaluate a company’s country, sector, and macroeconomic factors. All of our bottom-up factors contributed to relative performance for the six month period, particularly our valuation factors, meaning that the top ranked companies based on our bottom-up factors outperformed the lowest ranked companies. Our top-down sector factors were also significant contributors. Our top-down macroeconomic factors detracted from relative performance because of the underperformance of high-growth countries including India and Indonesia.

2	Causeway Emerging Markets Fund

The Fund’s investments in Asia were the greatest regional contributors to outperformance versus the EM Index for the period. Our stock selection in China, as well as our decision to overweight the Chinese market, led the out performance. Fund holdings in Chinese stocks in the industrials and information technology industry groups proved resilient, despite forecasts of slowing growth. Stock selection in India and Taiwan also contributed to outperformance. Stock selection in Chile and our decision to overweight the Polish market partially offset this relative outperformance. Fund holdings in the capital goods industry group outperformed EM Index holdings in that industry group over the period, with construction firms in China and South Africa contributing to performance. Holdings in the telecommunication services industry group in Thailand and Malaysia further boosted returns. Stock selection in the consumer durables & apparel and energy industry groups partially offset the Fund’s outperformance versus the EM Index.

The top individual contributors to relative performance were overweights to stocks in the BRIC economies (Brazil, Russia, India, and China): automobile manufacturer, Tata Motors (India), water utility, Companhia de Saneamento Basico do Estado de Sao Paulo (Brazil), and infrastructure builder, China Communications Construction Co. The top relative detractors were an underweight to Apple Inc. electronics supplier, Hon Hai Precision Industry Co. (Taiwan), and overweights to Indian energy firms, Hindustan Petroleum Corp and Oil & Natural Gas Corp.

Significant Portfolio Changes

The Fund’s active exposure to several industries and countries changed during the period as a result of our quantitative security selection process. We increased active weightings (i.e., compared to EM Index weightings) in the technology hardware & equipment and semiconductors & semiconductor equipment industry groups, and reduced active exposure to the food beverage & tobacco and automobiles & components industry groups. The largest changes in the Fund’s active country weightings were increased exposure to South Africa and South Korea, and decreased exposure to Taiwan and Poland. Significant net purchases this year included consumer electronics manufacturer, Samsung Electronics (South Korea), mobile telecommunications firm, Vodacom Group (South Africa), and bank, ABSA Group Ltd (South Africa). The largest sales during the period included automotive component manufacturer, Astra International Tbk Pt (Indonesia), Telefonica Brasil (Brazil), and Industrial Bank of Korea (South Korea).

Investment Outlook

Accommodative monetary and fiscal policy and indications of growing economic activity bode well for emerging markets equities. We expect the central banks of Brazil, China, and India – which comprise approximately one-third of the Fund’s regional exposure – to remain focused on economic growth, despite the concurrent inflationary risks. With some relief in food and energy prices, inflation has recently subsided in many emerging markets countries, permitting central banks to remain accommodative and supply liquidity. Deleveraging in the developed world may reduce net exports from emerging markets. However, the Fund is overweight compared to the EM Index in investments in companies exposed to indigenous economic expansion, and this should provide ample ballast to a reduction in developed market demand.

Causeway Emerging Markets Fund	3

Macroeconomic factors lead us to overweight or underweight regional markets relative to the EM Index. One of the most influential indicators is real interest rates. Historically, low real interest rates have led to buoyant equity markets. Low real interest rates, in addition to an attractive earnings growth rate, have led us to overweight Thailand. We are underweight Brazil because of its high real interest rates, as well its current account deficit. Our research identifies strong forecasted gross domestic product (GDP) growth as a promising indicator for equity market returns. We are overweight China in part because of its robust GDP growth. Conversely, Mexico’s forecasted GDP growth rate of 3.8%, versus an average 4.5% for other large emerging economies, led us to an underweight position in the country at March 31, 2012. We also analyze the valuation metrics of regional equity markets. We are overweight South Korea because it appears undervalued, and underweight India in part because it appears too richly valued.

The Fund’s largest sector overweight compared to the EM Index is to telecommunication services, particularly due to investments in wireless telecommunication companies. The sector demonstrates positive earnings growth and momentum. We are overweight the energy sector, which appears undervalued. The Fund is underweight in the financials sector because of the limited investment opportunities in countries we find attractive. We maintain underweights to the materials sector, which ranks poorly using both our earnings growth and momentum factors, as well as to the consumer staples sector, which appears overvalued following a sustained period of outperformance.

Emerging markets, as represented by the EM Index, trade at trailing 12-month and prospective price-to-earnings multiples of 12x and 10x, respectively; this compares favorably with the past decade averages of 14x and 11x. Over the next several years, the GDP growth of these developing economies should increase, adding a sizable pool of labor and capacity, and keeping inflation in a tolerable range. The holdings in the EM Fund currently trade at an average trailing 12-month price-to-earnings ratio of 9x, and a prospective ratio of 8x. Looking ahead, we expect our value factors to perform well, barring prolonged shocks to the financial system. Defensive stocks, which have demonstrated considerable price momentum over the past year, will likely underperform in an environment of low risk aversion. Should a worsening of the European sovereign debt crisis or a “hard landing” in China create a sustained spike in risk aversion, quality, low-risk stocks will likely outperform. Amid global economic uncertainty, stocks with earnings growth well in excess of GDP should deliver outperformance versus those with less favorable growth prospects.

Through the quantitative process we use to manage the Fund, we continue to find undervaluation and competitive upside potential in stocks across the emerging markets landscape, while maintaining layers of diversification – by size, sector, and geography – to manage risk and support performance. We believe this is a formula for superior risk-adjusted return.

4	Causeway Emerging Markets Fund

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/12, average annual total returns for the Institutional Class were (7.47%) (one year), 5.47% (five year), and 5.40% (since inception), and for the Investor Class were (7.68%) (one year), 5.40% (five year), and 5.33% (since inception). Inception was 3/30/07.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares have a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares have no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000) *

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
COMMON STOCK
Brazil — 9.8%
Banco Bradesco SA ADR	40,600	$604
Banco do Brasil SA	211,700	3,007
BR Properties SA	52,400	669
Centrais Eletricas Brasileiras SA	78,900	733
Cia de Saneamento Basico do Estado de Sao Paulo ADR	26,600	2,038
Cia de Saneamento de Minas Gerais	27,500	648
Cielo SA	57,900	1,954
Even Construtora e Incorporadora SA	64,000	244
Iochpe-Maxion SA	37,300	736
Petroleo Brasileiro SPON SA, Class A, ADR	58,300	1,490
Vale SA, Class B, ADR	83,800	1,955

		14,078

Chile — 0.5%
ENTEL Chile SA	38,125	770

China — 19.2%
Agricultural Bank of China Ltd., Class H	2,378,000	1,020
Bank of China Ltd., Class H	6,567,000	2,651
Chigo Holding Ltd.	4,894,000	133
China Citic Bank Corp. Ltd., Class H	262,000	158
China Communications Construction Co. Ltd., Class H	1,992,000	2,007
China Construction Bank Corp., Class H	2,863,000	2,210
China High Speed Transmission Equipment Group Co. Ltd.	613,000	328
China Lumena New Materials Corp.	5,064,000	908
China Minsheng Banking Corp. Ltd., Class H	235,500	213
China Mobile Ltd. ADR	72,300	3,982
China Petroleum & Chemical Corp. ADR	29,400	3,197
China Shanshui Cement Group Ltd.	1,365,000	1,080
China Yuchai International Ltd.	37,400	593
CNOOC Ltd. ADR	2,600	531

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000) * (continued)

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
China — (continued)
Datang International Power Generation Co. Ltd., Class H	1,242,000	$439
Dongyue Group	541,000	497
FerroChina Ltd.[1,2,3]	258,000	—
Giant Interactive Group Inc. ADR	62,900	308
Global Bio-Chemical Technology Group Co. Ltd.	1,884,000	368
Guangzhou R&F Properties Co. Ltd.	735,600	878
Harbin Power Equipment Co. Ltd., Class H	336,000	352
Industrial & Commercial Bank of China, Class H	802,000	517
Lenovo Group Ltd.	2,026,000	1,828
PetroChina Co. Ltd. ADR	6,300	885
Renhe Commercial Holdings Co. Ltd.	4,630,000	322
Shenzhen Investment Ltd.	1,550,000	338
Shimao Property Holdings Ltd.	570,000	609
Shougang Fushan Resources Group Ltd.	486,000	165
Skyworth Digital Holdings Ltd.	822,000	385
Tianneng Power International Ltd.	1,104,000	642

		27,544

India — 4.4%
Allahabad Bank	110,712	405
IDBI Bank Ltd.	332,770	684
Indiabulls Financial Services Ltd.	103,062	419
Oil & Natural Gas Corp. Ltd.	259,112	1,365
Tata Motors Ltd.	561,201	3,035
Welspun Corp. Ltd.	150,736	397

		6,305

Indonesia — 2.0%
AKR Corporindo	2,184,500	1,028
Indofood Sukses Makmur Tbk PT	514,500	273
Perusahaan Perkebunan London Sumatra Indonesia	1,044,000	329

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000) * (continued)

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Indonesia — (continued)
Semen Gresik Persero	730,500	$981
Timah	902,000	184

		2,795

Kazakhstan — 0.4%
KazMunaiGas Exploration Production GDR	28,702	582

Malaysia — 3.2%
DiGi.Com Bhd	752,000	997
JCY International Bhd	1,042,500	395
Sime Darby Bhd	493,800	1,572
Telekom Malaysia Bhd	922,200	1,605

		4,569

Mexico — 2.7%
Alfa SAB de CV, Class A	58,700	845
America Movil SAB de CV, Class L, ADR	21,400	532
Fomento Economico Mexicano SAB de CV ADR	30,100	2,476

		3,853

Poland — 1.9%
KGHM Polska Miedz SA	40,589	1,871
PGE SA	39,519	245
Tauron Polska Energia SA	349,362	571

		2,687

Qatar — 0.3%
Commercial Bank of Qatar QSC	19,469	412

Russia — 8.2%
Gazprom OAO ADR	412,355	5,043
LUKOIL OAO ADR	60,977	3,680
NovaTek GDR	4,552	618

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000) * (continued)

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Russia — (continued)
Surgutneftegas ADR	140,188	$1,377
Tatneft ADR	27,221	1,113

		11,831

South Africa — 8.6%
ABSA Group Ltd.	79,614	1,621
Aveng Ltd.	196,114	999
Barloworld Ltd.	47,296	616
Exxaro Resources Ltd.	47,869	1,239
Growthpoint Properties Ltd.	325,880	850
Imperial Holdings Ltd.	64,394	1,305
Kumba Iron Ore Ltd.	15,538	1,068
Liberty Holdings Ltd.	49,347	583
MMI Holdings Ltd.	280,832	649
Redefine Properties Ltd.	376,116	392
Sanlam Ltd.	275,256	1,193
Vodacom Group Ltd.	129,257	1,824

		12,339

South Korea — 16.3%
Daesang Corp.	67,250	932
Daishin Securities Co. Ltd.	59,660	587
Hana Financial Group Inc.	43,850	1,661
Hanil E-Wha Co. Ltd.	43,080	345
Hyundai Marine & Fire Insurance Co. Ltd.	29,420	847
Hyundai Motor Co.	5,563	1,149
ISU Chemical Co. Ltd.	18,410	451
Korea Exchange Bank	94,900	727
Korea Gas Corp.	13,450	513
KP Chemical Corp.	77,670	1,060
KT Corp. ADR	71,300	976

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000) * (continued)

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
South Korea — (continued)
KT&G Corp.	35,400	$2,519
Meritz Fire & Marine Insurance Co. Ltd.	43,747	499
Samsung Electronics Co. Ltd.	5,712	6,444
SK Holdings Co. Ltd.	7,733	1,008
SK Telecom Co. Ltd. ADR	113,300	1,576
Woori Finance Holdings Co. Ltd.	184,500	2,131

		23,425

Taiwan — 9.2%
Asustek Computer Inc.	222,300	2,105
Chicony Electronics Co. Ltd.	173,000	340
Chong Hong Construction Co.	169,000	386
Compal Electronics Inc.	1,030,316	1,159
Coretronic Corp.	753,000	696
Grand Pacific Petrochemical	747,000	348
Highwealth Construction Corp.	128,000	223
HON HAI Precision Industry Co. Ltd.	142,000	553
Lite-On Technology Corp.	536,511	650
Radiant Opto-Electronics Corp.	429,360	1,917
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	128,002	1,956
United Microelectronics Corp. ADR	581,900	1,426
Wistron Corp.	943,971	1,430

		13,189

Thailand — 4.2%
Advanced Info Service	386,800	2,305
Bangchak Petroleum	1,293,300	994
Charoen Pokphand Foods	1,361,400	1,646
Sansiri	8,504,700	539
Shin Corp.	252,000	483

		5,967

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000) * (continued)

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Turkey — 3.9%
Ford Otomotiv Sanayi AS	47,388	$447
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	519,047	274
KOC Holding AS	184,569	750
Tupras Turkiye Petrol Rafinerileri AS	101,552	2,597
Turk Traktor ve Ziraat Makineleri AS	37,169	761
Turkiye Sise ve Cam Fabrikalari AS	404,739	770

		5,599

United Arab Emirates — 0.3%
Emaar Properties PJSC	554,450	461

Total Common Stock
(Cost $126,929) — 95.1%		136,406

PREFERENCE STOCK
Brazil — 3.2%
Banco do Estado do Rio Grande do Sul	53,700	580
Cia de Bebidas das Americas ADR	11,300	467
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	85,829	1,802
Itau Unibanco Banco Multiplo SA ADR	19,100	367
Metalurgica Gerdau SA, Class A	75,200	920
Vale SA, Class B, ADR	22,000	499

		4,635

South Korea — 0.7%
Hyundai Motor Co.	10,166	632
LG Chemical Ltd.	3,064	314

		946

Total Preference Stock
(Cost $5,434) — 3.9%		5,581

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000) * (concluded)

March 31, 2012 (Unaudited)

Causeway Emerging Markets Fund	Value
Total Investments — 99.0%
(Cost $132,363)	$141,987

Other Assets in Excess of Liabilities — 1.0%	1,472

Net Assets — 100.0%	$143,459

*	Except for share data.
1	Securities considered illiquid. The total market value of such securities as of March 31, 2012 was $— and represented 0.0% of Net Assets.
2	Non-income producing security.
3	Security is fair valued at zero due to company’s insolvency.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SECTOR DIVERSIFICATION

As of March 31, 2012, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets
Financials	19.8%	0.7%	20.5%
Energy	16.4	0.0	16.4
Information Technology	16.1	0.0	16.1
Telecommunications Services	10.5	0.0	10.5
Materials	8.7	1.2	9.9
Industrials	8.1	0.0	8.1
Consumer Staples	6.0	0.3	6.3
Consumer Discretionary	5.9	0.4	6.3
Utilities	3.6	1.3	4.9

Total	95.1	3.9	99.0
Other Assets in Excess of Liabilities			1.0

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF ASSETS AND LIABILITIES (000) *

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND 3/31/12
ASSETS :
Investments at Value (Cost $132,363)	$141,987
Receivable for Investment Securities Sold	6,350
Foreign Currency (Cost $663)	664
Receivable for Dividends and Interest	485
Receivable for Fund Shares Sold	411
Prepaid Expenses	31
Receivable for Adviser	12

Total Assets	149,940

LIABILITIES:
Payable for Investment Securities Purchased	4,969
Payable for Fund Shares Redeemed	788
Accrued Foreign Capital Gains Tax on Appreciated Securities	372
Payable to Custodian	135
Payable due to Adviser	122
Payable for Trustees’ Fees	7
Payable due to Administrator	7
Other Accrued Expenses	81

Total Liabilities	6,481

Net Assets	$143,459

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$144,711
Undistributed Net Investment Income	14
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(10,514)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(372)
Net Unrealized Appreciation on Investments	9,624
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(4)

Net Assets	$143,459

Net Asset Value Per Share (based on net assets of $105,707,027 ÷ 9,308,006 shares) — Institutional Class	$11.36

Net Asset Value Per Share (based on net assets of $37,751,678 ÷ 3,301,037 shares) — Investor Class	$11.44

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND 10/01/11 TO 3/31/12
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $97)	$1,1 78

Total Investment Income	1,178

EXPENSES:
Investment Advisory Fees	624
Custodian Fees	133
Transfer Agent Fees	35
Administration Fees	35
Shareholder Service Fees — Investor Class	32
Professional Fees	29
Printing Fees	15
Registration Fees	12
Trustees’ Fees	12
Other Fees	18

Total Expenses	945
Less:
Waiver of Investment Advisory Fees	(72)

Net Expenses	873

Net Investment Income	305

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss from Security Transactions	(1,011)
Net Realized Loss from Foreign Currency Transactions	(281)
Net Change in Unrealized Appreciation on Investments	23,623
Net Change in Accrued Foreign Capital Gains Tax on Depreciated Securities	(297)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(2)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	22,032

Net Increase in Net Assets Resulting from Operations	$22,337

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND
	10/01/11 TO 3/31/12 (Unaudited)	10/01/10 TO 9/30/11 (Audited)
OPERATIONS :
Net Investment Income	$305	$1,239
Net Realized Gain (Loss) from Security Transactions	(1,011)	1,181
Net Realized Loss from Foreign Currency Transactions	(281)	(222)
Net Change in Unrealized Appreciation (Depreciation) on Investments	23,623	(18,015)
Net Change in Accrued Foreign Capital Gains Tax on Depreciated Securities	(297)	(18)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(2)	(7)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,337	(15,842)

DIVIDENDS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(226)	(476)
Investor Class	(873)	(256)

Total Dividends from Net Investment Income	(1,099)	(732)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	41,444	66,984
Redemption Fees(2)	2	15

Total Increase in Net Assets	62,684	50,425

NET ASSETS:
Beginning of Period	80,775	30,350

End of Period	$143,459	$80,775

Undistributed Net Investment Income	$14	$808

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

This page intentionally left blank.

FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2012 (Unaudited) and year or period ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional Class
2012(2)	9.39	0.03	2.04	2.07	(0.10)	—	(0.10)	—
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—
2008	13.26	0.31	(5.00)	(4.69)	(0.21)	(0.40)	(0.61)	—
2007(1)(2)	10.00	0.08	3.18	3.26	—	—	—	—
Investor Class
2012(2)	9.45	0.02	2.05	2.07	(0.08)	—	(0.08)	—
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—
2008	13.29	0.22	(4.94)	(4.72)	(0.20)	(0.40)	(0.60)	—
2007(1)(2)	10.00	0.06	3.23	3.29	—	—	—	—

(1)	Commenced operations on March 30, 2007.
(2)	All ratios for the periods less than one year are annualized. Total return and portfolio turnover are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
11.36	22.19	105,707	1.35	1.47	0.53	43
9.39	(13.33)	53,748	1.35	1.59	2.25	95
11.07	24.59	21,600	1.35	1.96	1.75	83
9.15	18.25	29,754	1.35	1.88	2.46	92
7.96	(37.10)	28,851	1.35	1.56	2.69	100
13.26	32.60	22,376	1.35	3.24	1.44	77

11.44	22.02	37,752	1.55	1.66	0.37	43
9.45	(13.41)	27,027	1.55	1.78	2.52	95
11.14	24.49	8,750	1.46	2.11	1.96	83
9.21	18.15	4,038	1.45	1.98	2.61	92
7.97	(37.22)	3,325	1.60	1.82	1.79	100
13.29	32.90	4,517	1.58	3.16	1.02	77

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust” ).The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act” ) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements –The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security‘s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2012:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3 (000)	Total (000)
Common Stock
Brazil	$14,078	$—	$—	$14,078
Chile	770	—	—	770
China	9,496	18,048	—	27,544
India	—	6,305	—	6,305
Indonesia	—	2,795	—	2,795
Kazakhstan	582	—	—	582
Malaysia	—	4,569	—	4,569
Mexico	3,853	—	—	3,853
Poland	—	2,687	—	2,687
Qatar	—	412	—	412
Russia	1,377	10,454	—	11,831
South Africa	—	12,339	—	12,339
South Korea	2,552	20,873	—	23,425
Taiwan	3,382	9,807	—	13,189
Thailand	—	5,967	—	5,967
Turkey	—	5,599	—	5,599
United Arab Emirates	—	461	—	461

Total Common Stock	$36,090	$100,316	$—	$136,406
Preference Stock
Brazil	$4,635	$—	$—	$4,635
South Korea	—	946	—	946

Total Preference Stock	$4,635	$946	$—	$5,581

Total Investments in Securities	$40,725	$101,262	$—	$141,987

†	Represents securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

As of and for the six months ended March 31, 2012 the fair value of Level 3 assets was $0.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six months ended March 31, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date ). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation –The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee –The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund.

For the six months ended March 31, 2012, the Institutional Class and Investor Class retained $0 and $1,710 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2013 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2012, the Adviser waived $72,147.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $30,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermdiaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2012, the Investor Class paid 0.20% (annualized) of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4. Investment Transactions

The cost of security purchases and the proceeds from sales of securities, other than short-term investments, during the six months ended March 31, 2012, for the Fund were as follows:

Purchases (000)	Sales (000)
$93,331	$53,015

5. Risks of Foreign Investing

Because the Fund invests most of it s assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments .

6. Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U. S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2012, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $371,889.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2011, and September 30, 2010 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2011	$732	$—	$732
2010	768	—	768

As of September 30, 2011, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,098
Capital Loss Carry forwards	(8 ,489)
Unrealized Depreciation	(15,004)
Post-October Currency Losses	(95)

Total Accumulated Losses	$(22,490)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2010 through September 30, 2011 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2011 (000):

Expiring in Fiscal Year	Amount
2017	$1,421
2018	7,068

Total capital loss carryforwards	$8,489

For the year ended September 30, 2011, the Fund used $1,4 85,153 of capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation

$132,363	$14,211	$(4,587)	$9,624

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

7. Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	3,781	$38,820	3,954	$43,814
Shares Issued in Reinvestment of Dividends and Distributions	89	865	39	462
Shares Redeemed	(284)	(3,113)	(223)	(2,565)

Increase in Shares Outstanding Derived from Institutional Class Transactions	3,586	36,572	3,770	41,711

Investor Class:
Shares Sold	923	9,923	2,911	35,079
Shares Issued in Reinvestment of Dividends and Distributions	23	224	21	252
Shares Redeemed	(505)	(5,275)	(858)	(10,058)

Increase in Shares Outstanding Derived from Investor Class Transactions	441	4,872	2,074	25,273

Increase in Shares Outstanding from Capital Share Transactions	4,027	$41,444	5,844	$66,984

8. Significant Shareholder Concentration

As of March 31, 2012, two of the Fund’s shareholders owned 81% of net assets in the Institutional Class.

9. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).”ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements .The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

26	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6 ), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,221.90	1.35%	$7.50
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.25	1.35%	$6.81
Causeway Emerging Markets Fund
Actual Fund Return
Investor Class	$1,000.00	$1,220.20	1.55%	$8.58
Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.27	1.55%	$7.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

28	Causeway Emerging Markets Fund

INVESTMENT ADVISER

Causeway Capital Management LLC

11111 Santa Monica Blvd.

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) with out charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http:/ /www.sec.gov.

CCM-SA-004-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 1, 2012